SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2004


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                      0-10652                94-2751350
 -------------------------------     -------------        ---------------------
 (State or other jurisdiction of     (File Number)          (I.R.S. Employer
       incorporation)                                     identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5:  Other Events

         On May 28, 2004, the registrant issued a Press Release, "North Valley Bancorp announces the retirement of Chairman Rudy V. Balma and the appointment of current Vice Chairman J. M. (Mike) Wells, Jr.". Attached hereto as Exhibit
99.53 and incorporated herein by this reference is said Press Release dated May 28, 2004.

Item 7:  Financial Statements and Exhibits

         (c)      Exhibits
                  --------

         (99.53)  News Release of North Valley Bancorp dated May 28, 2004
                  -------------------------------------------------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -------------------------------------
                                           Edward J. Czajka
Dated:  May 28, 2004                       EVP & CFO

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